                                                                    EXHIBIT 10.4

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    JP Foodservice Distributors, Inc., a
                                    Delaware corporation


                                    By: /s/ Robert W. Gillison, IV
                                       -----------------------------
                                      Title: Treasurer
                                            ------------------------

Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ------------------------------
  Title: Treasurer
        -------------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ------------------------------
  Title: Treasurer
        -------------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ------------------------------
  Title: Trust Officer
        -------------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    Nevada Baking Company, Inc., a Nevada
                                    corporation


                                    By: /s/ Robert W. Gillison, IV
                                       -----------------------------
                                      Title: Treasurer
                                            ------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ------------------------------
  Title: Treasurer
        -------------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ------------------------------
  Title: Treasurer
        -------------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ------------------------------
  Title: Trust Officer
        -------------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    Illinois Fruit & Produce Corp., an Illinois corporation


                                    By: /s/ Robert W. Gillison, IV
                                       ----------------------------
                                      Title: Treasurer
                                            -----------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   --------------------------------
  Title: Treasurer
        ---------------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ---------------------------------
  Title: Treasurer
        ----------------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ---------------------------------
  Title: Trust Officer
        ----------------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    Sorrento Food Service, Inc., a New York
                                    corporation


                                    By: /s/ Robert W. Gillison, IV
                                       -------------------------------
                                       Title: Treasurer
                                             -------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   -------------------------------
  Title: Treasurer
        --------------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   -------------------------------
  Title: Treasurer
        --------------------------

THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   -------------------------------
  Title: Trust Officer
        --------------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    E&H Distributing Co., a Nevada corporation


                                    By: /s/ Robert W. Gillison, IV
                                       --------------------------------
                                      Title: Treasurer
                                            ---------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   -----------------------------
  Title: Treasurer
        ------------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   -----------------------------
  Title: Treasurer
        ------------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ----------------------------
  Title: Trust Officer
        -----------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    Outwest Meat Company, a Nevada corporation


                                    By: /s/ Robert W. Gillison, IV
                                       -------------------------------
                                      Title: Treasurer
                                            --------------------------

Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ----------------------------
  Title: Treasurer
        -----------------------

U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ----------------------------
  Title: Treasurer
        -----------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ---------------------------
  Title: Trust Officer
        ----------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
---------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                              Harrison's Prime Meats & Provisions, Inc., a
                              Nevada corporation


                              By: /s/ Robert W. Gillison, IV
                                 -------------------------------
                                Title: Treasurer
                                      --------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ---------------------------
  Title: Treasurer
        ----------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ---------------------------
  Title: Treasurer
        ----------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ---------------------------
  Title: Trust Officer
        ----------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
 --------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                 Squeri Food Service, Inc., an Ohio corporation


                                 By: /s/ Robert W. Gillison, IV
                                    ---------------------------------
                                   Title: Treasurer
                                         ----------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ---------------------------
  Title: Treasurer
        ----------------------

U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ---------------------------
  Title: Treasurer
        ----------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ---------------------------
  Title: Trust Officer
        ----------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
 --------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder .

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                              Westlund Provisions, Inc., a Minnesota corporation

                              By: /s/ Robert W. Gillison, IV
                                 -------------------------------
                                Title: Treasurer
                                      --------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ---------------------------
  Title: Treasurer
        ----------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ---------------------------
  Title: Treasurer
        ----------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   --------------------------
  Title: Trust Officer
        ---------------------

                     ADDITIONAL SELLER/SERVICER SUPPLEMENT


          SUPPLEMENT, dated December 31, 1998, to (i) the Receivables Sale Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement"), among the Sellers
                                 --------------------------
from time to time party thereto (collectively, the "Sellers"), U.S. Foodservice,
                                                    -------
Inc., a Delaware corporation (in its individual capacity, f/k/a Rykoff-Sexton, Inc., "Foodservice"), as successor by merger to U.S.F. Distributors, Inc., f/k/a
       -----------
US Foodservice, Inc., a Delaware corporation, in its capacity as servicer (the "Servicer"), and RS Funding Inc., a Nevada corporation (the "Company") and (ii)
 --------                                                    -------
the Servicing Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "Servicing Agreement") among the
                                              -------------------
Company, the Servicer, the Sub-Servicers from time to time party thereto and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").
 -------

                             W I T N E S S E T H:

          WHEREAS, the Receivables Sale Agreement provides that any Subsidiary of Foodservice, although not originally a Seller thereunder, may become a Seller under the Receivables Sale Agreement, with (i) the consent of the Company and
(ii) the satisfaction of each of the conditions precedent set forth in Section
3.02 of the Receivables Sale Agreement (one of which is the delivery to the Company of a supplement in substantially the form of this Supplement); and

          WHEREAS, with respect to the Servicing Agreement, any Subsidiary of Foodservice, although not originally a Sub-Servicer thereunder, may become a Sub-Servicer under the Servicing Agreement, with (i) the consent of the Company,
(ii) delivery to the Company of a supplement in substantially the form of this Supplement and (iii) the satisfaction of each of the conditions precedent set forth in Section 3.02 of the Receivables Sale Agreement; and

          WHEREAS, the undersigned was not an original Seller under the Receivables Sale Agreement or an original Sub-Servicer under the Servicing Agreement but now desires to become a Seller and a Sub-Servicer, respectively, thereunder.

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by all of the provisions of the Receivables Sale Agreement and the Servicing Agreement applicable to a Seller and a Sub-Servicer, respectively, thereunder and agrees that it shall, on the date this Supplement is accepted by the Company, become (a) in the case of the Receivables Sale Agreement, a Seller and (b) in the case of the Servicing Agreement, a Sub-Servicer, for all purposes of the Receivables Sale

Agreement and the Servicing Agreement, respectively, to the same extent as if originally a party thereto.

          2. Terms defined in the Receivables Sale Agreement and the Servicing Agreement shall have their defined meanings when used herein.

          3. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                    U.S. Foodservice-Knoxville L.P., a Tennessee limited partnership


                                    By: /s/ Robert W. Gillison, IV
                                       -------------------------------
                                      Title: Treasurer
                                            --------------------------


Accepted as of the date first
above written:

RS FUNDING INC.,
as the Company under the Servicing Agreement

By: /s/ Robert W. Gillison, IV
   ----------------------------
  Title: Treasurer
        -----------------------


U.S. FOODSERVICE, INC.,
on its own behalf as the Servicer under the Servicing Agreement and on behalf of the Sub-Servicers thereunder

By: /s/ Robert W. Gillison, IV
   ----------------------------
  Title: Treasurer
        -----------------------


THE CHASE MANHATTAN BANK,
not in its individual capacity, but solely as Trustee under the Servicing Agreement

By: /s/ JoAnn Manieri
   ----------------------------
  Title: Trust Officer
        -----------------------